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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934

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                 Date of Earliest Event Reported: August 6, 1998



                        EQUITY CORPORATION INTERNATIONAL
             (Exact name of Registrant as specified in its charter)


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


         Delaware                                0-24728                        75-2521142
(State or other jurisdiction               (Commission File No.)             (I.R.S. Employer
of incorporation)                                                            Identification No.)

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                        415 South First Street, Suite 210
                               Lufkin, Texas 75901
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (409) 631-8700






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Item 5.  Other Events

Definitive Merger Agreement with Service Corporation International

         On August 6, 1998, Equity Corporation International (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Service Corporation International, a Texas corporation ("SCI"), and SCI Delaware Funeral Services, Inc., a Delaware corporation and a wholly owned subsidiary of SCI.

         Pursuant to and subject to the terms of the Merger Agreement, each of the issued and outstanding shares of Company common stock, par value $0.01 per share, ("Company Common Stock") will be converted in the merger into the right to receive the number of shares of SCI common stock, par value $1.00 per share, ("SCI Common Stock") determined by dividing $27.00 by the Average SCI Stock Price (as defined below); provided, however, that (i) in the event the Average SCI Stock Price is greater than $41.50, the Company Common Stock shall be converted into the right to receive the number of shares of SCI Common Stock determined by dividing $27.00 by $41.50 and (ii) in the event the Average SCI Stock Price is less than $34.00, the Company Common Stock shall be converted into the right to receive the number of shares of SCI Common Stock determined by dividing $27.00 by $34.00.

         The "Average SCI Stock Price" means the average of the Daily Per Share Prices (as defined below) for the ten consecutive trading days ending on the third trading day prior to the closing of the merger. The "Daily Per Share Price" for any trading day means the weighted average of the per share selling prices on the New York Stock Exchange, Inc. (the "NYSE") of SCI Common Stock (as reported in the NYSE Composite Transactions) for that day.

         The consummation of the merger, anticipated in the fourth quarter of 1998, is subject to the approval of holders of a majority of the shares of the outstanding Company Common Stock and regulatory approvals pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     EQUITY CORPORATION INTERNATIONAL



                                     By:  /s/ W. Cardon Gerner
                                          ________________________________
                                          W. Cardon Gerner
                                          Senior Vice President and Chief
                                            Financial Officer
                                          (Principal Financial Officer
                                            and Duly Authorized Officer)


Date:  August 10, 1998



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